LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 21, 2010

TO THE SUMMARY PROSPECTUS DATED DECEMBER 21, 2009, AS SUPPLEMENTED, OF

LEGG MASON MANAGER SELECT LARGE CAP VALUE FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated December 1, 2009, as supplemented on March 12, 2010 and May 21, 2010, and as may be amended or further supplemented, and the fund’s statement of additional information, dated December 1, 2009, as supplemented on March 12, 2010, April 21, 2010 and May 21, 2010, and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus.

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